EXHIBIT 10.3

FOURTH AMENDMENT TO LOAN AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is made and entered into as of February 22, 2020 (the “Effective Date”), by and between: ENTERPRISE FINANCIAL SERVICES CORP, a Delaware corporation (“Borrower”); and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Lender”); and has reference to the following facts and circumstances: (the “Recitals”):

A.    Borrower and Lender are parties to the Loan Agreement dated as of February 24, 2016 (as amended, the “Agreement”; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Agreement as amended by this Amendment).

B.    The Agreement was previously amended as described in the First Amendment to Loan Agreement dated as of February 23, 2017, the Second Amendment to Loan Agreement dated as of February 23, 2018, and the Third Amendment to Loan Agreement dated as of February 22, 2019; Borrower desires to further extend the Revolving Credit Period in the manner set forth below and Lender agrees to said requests on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

1.    Recitals. The Recitals are true and correct, and, together with the defined terms set forth herein, are incorporated by this reference.

2.    Amendment to Agreement. As of the Effective Date, the Agreement is amended as follows:

(a)    The definition of “Revolving Credit Period” in Section 1.01 (Definitions) of the Agreement IS deleted and replaced with the following:

Revolving Credit Period means the period commencing on the date of this Agreement and ending February 22, 2021; provided, however, that the Revolving Credit Period shall end on the date the Revolving Credit Commitment is terminated pursuant to Section 7 or otherwise.

3.    Costs and Expenses. Borrower shall reimburse Lender upon demand for all out-of-pocket costs and expenses (including, without limitation, Attorneys’ Fees and expenses) incurred by Lender in the preparation, negotiation and execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of Borrower’s existing credit facilities with Lender. Borrower further agree to pay or reimburse Lender for (a) any stamp or other taxes (excluding income or gross receipts taxes) which may be payable with respect to the execution, delivery, filing and/or recording of any of the Loan Documents, and (b) the cost of any filings and searches, including, without limitation, Uniform Commercial Code filings and searches.

4.    References to Agreement. All references in the Agreement to “this Agreement”, “the Note” and any other references of similar import shall henceforth mean the Agreement or the Note as amended by this Amendment. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Agreement and the Note shall be and remain in full force and effect and the same are hereby ratified and confirmed.

5.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations under the Agreement as amended by this Amendment.

6.    Representations and Warranties. Borrower represents and warrants to Lender that as of the Effective Date:

(a)    the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, consent of or filing, recording or registration with, any governmental or regulatory instrumentality, authority, body, agency or official or any other Person;

(b)    the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Certificate of Incorporation or By‑laws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any governmental authority or any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property is bound or to which Borrower or any of its Property is subject;

(c)    this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d)    all of the representations and warranties made by Borrower in the Agreement and/or in any other Loan Document are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment; and

(e)    as of the Effective Date and after giving effect to this Amendment, no Default or Event of Default under or within the meaning of the Agreement has occurred and is continuing.

7.    Inconsistency. In the event of any inconsistency or conflict between this Amendment and the Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

8.    Governing Law. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles) but giving effect to Federal laws applicable to national banks.

9.    Notice Required by Section 432.047 R.S. Mo. ORAL OR UNEXECUTED AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

10.    Counterparts. This Amendment may be signed in any number of counterparts (including facsimile counterparts), each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

11.    Conditions Precedent. Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until Agent shall have received:

(a)    this Amendment, the Term Loan Note and the Permitted Acquisition Certificate, each duly executed by Borrower;

(b)    a Certificate of Secretary (with resolutions attached), certified by the Secretary of Borrower;

(c)    recent certificates of corporate good standing for Borrower, issued by the Secretaries of State of Delaware and Missouri; and

(d)    such other documents and information as reasonably requested by Lender.

Borrower and Lender executed this Amendment as of the Effective Date.

[SIGNATURES ON FOLLOWING PAGES]

SIGNATURE PAGE- BORROWER
FOURTH AMENDMENT TO LOAN AGREEMENT

Borrower:
ENTERPRISE FINANCIAL SERVICES CORP
By: /s/ Matt Eusterbrock
Name: Matt Eusterbrock
Title: Vice President - Finance

SIGNATURE PAGE- LENDER
FOURTH AMENDMENT TO LOAN AGREEMENT

Lender:
U.S. BANK NATIONAL ASSOCIATION
By: /s/ Phillip S. Hoerchler
Name: Phillip S. Hoerchler
Title: Vice President